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                                                                   EXHIBIT 10.34

                       SIXTH AMENDMENT TO LEASE AGREEMENT

THIS SIXTH AMENDMENT TO LEASE AGREEMENT (the "Sixth Amendment") is made and entered into this 7th day of January, 2002, by and between FIRST INDUSTRIAL, L.P. a Delaware Limited Partnership ("Landlord"), and OPTICAL SENSORS INCORPORATED, a Delaware corporation ("Tenant").

                                   WITNESSETH:

WHEREAS, Landlord and Tenant have heretofore entered into a certain Standard Commercial Lease dated October 7, 1991 (the "Original Lease") pursuant to which Landlord leased to Tenant and Tenant leased from Landlord certain premises commonly known as 7615 Golden Triangle Drive, Suite A, Eden Prairie, Minnesota (the "Premises"); and

WHEREAS, Landlord and Tenant entered into a certain First Amendment to Lease Agreement dated April 26, 1996 (the "First Amendment"); and

WHEREAS, Landlord and Tenant entered into a certain Second Amendment to Lease Agreement dated April 14, 1997 (the "Second Amendment"); and

WHEREAS, Landlord and Tenant entered into a certain Third Amendment to Lease Agreement dated September 3, 1999 (the "Third Amendment");

WHEREAS, Landlord and Tenant entered into a certain Fourth Amendment to Lease Agreement dated June 1, 2000 (the "Fourth Amendment");

WHEREAS, Landlord and Tenant entered into a certain Fifth Amendment to Lease Agreement dated March 28, 2001 (the "Fifth Amendment"); the Original Lease, First Amendment, Second Amendment, Third Amendment, Fourth Amendment and Fifth Amendment are hereinafter collectively referred to as the "Lease");

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Recitals. The foregoing recitals are hereby incorporated as if fully rewritten and restated in the body of this Sixth Amendment. All initially capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Lease.

2.   Term. The term of the Lease shall expire on March 31, 2005.

3. Premises. Effective April 1, 2002, the premises shall be reduced to total 12,087 square feet; (5,331 square feet office, 4,377 square feet lab, 2,379 square feet warehouse) located in a portion of Suite A, 7615 Golden Triangle Drive, as further depicted on the space plan prepared by Architects Professional Association, as attached Exhibit A. Landlord shall perform the tenant improvements listed on the attached Exhibit B at no cost to Tenant.

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4.   Tenant's Proportionate Share. Tenant's Proportionate Share of Operating
     Expenses shall be 10%.

5. Base Rent. Effective April 1, 2002, the monthly Base Rent for the Premises shall be $8,964.53.

6. Contingency. This Amendment is contingent upon a full execution and delivery to Landlord of a Second Amendment to Lease between Wizmo, Inc. and First Industrial, L.P. dated January 14, 2002.

7. Full Force and Effect. Except as otherwise expressly set forth in this Sixth Amendment, all terms, provisions and covenants set forth in the Lease shall remain in full force and effect and are hereby ratified and confirmed as of the date hereof.

8. Conflicts. In the event that any of the terms, covenants and conditions of this Sixth Amendment conflict with any of the terms, covenants and conditions of the Lease, the terms, covenants and conditions of this Sixth Amendment shall control.

IN WITNESS WHEREOF, the parties hereto have executed this Sixth Amendment as of the date and year first above written.


LANDLORD: FIRST INDUSTRIAL, L.P.,      TENANT: OPTICAL SENSORS INCORPORATED, a
a Delaware Limited Partnership         Delaware corporation


By:  First Industrial Realty Trust, Inc.,
     a Maryland corporation, its general
     partner

By: /s/ Chris Willson                  By: /s/ Paulita LaPante
    ------------------------------         -------------------------------------
Its: Regional Director                 Its: President and CEO
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